HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN:

333-72042                                                   HV-5795 PremierSolutions (Standard - Series A)

Supplement dated May 24, 2010 to your Prospectus

FUND CLOSURES:

The R4 share class of the Funds listed below is closed to Contracts issued on or after June 1, 2010.  For Contracts issued prior to June 1, 2010, Plan Participants may continue to hold, buy, sell or exchange their existing Class R4 shares, provided that the Fund was available to and selected by the Contract Owner prior to June 1, 2010.

Fund Share Class Closures

The Hartford Total Return Bond Fund — Class R4

The Hartford Money Market Fund — Class R4

The Hartford Small Company Fund — Class R4

The Hartford Dividend and Growth Fund — Class R4

The Hartford Global Health Fund — Class R4

The Hartford Growth Opportunities Fund — Class R4

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.